UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2024

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle
Suite 801
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2024 Annual Meeting of Stockholders held on May 21, 2024 (“Annual Meeting”), Richard J. Daly, Patrick J. McEnany, Donald A. Denkhaus, Molly Harper, Charles B. O’Keeffe, Tamar Thompson, and David S. Tierney were elected to the Company’s Board of Directors (“Board”) to serve until the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified, or until their earlier death, resignation or removal.

Item 5.07	Submission of Matters to a Vote of Security Holders

The final voting results on the matters considered at the Annual Meeting were as follows:

1.	Election of Directors:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Richard J. Daly	88,161,224	1,489,928	193,687	11,817,471
Patrick J. McEnany	86,093,354	3,561,412	190,073	11,817,471
Donald A. Denkhaus	85,937,799	3,717,631	189,409	11,817,471
Molly Harper	86,018,457	3,637,844	188,538	11,817,471
Charles B. O’Keeffe	84,926,089	4,730,350	188,400	11,817,471
Tamar Thompson	85,049,382	4,604,945	190,512	11,817,471
David S. Tierney	85,767,244	3,885,606	191,989	11,817,471

2.	Approval of an amendment to our 2018 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
86,817,240	2,859,403	168,196	11,817,471

3.	Approval, on an advisory basis, of the 2023 compensation of our named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
84,194,484	5,468,681	181,674	11,817,471

4.	Ratification of the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Votes Abstained
99,551,894	2,031,301	79,115

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Michael Kalb
Michael Kalb
Executive Vice President and CFO

Dated: May 21, 2024

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